TONIX PHARMACEUTICALS HOLDING CORP. 8-K

Exhibit 99.02

HARVARD MEDICAL SCHOOL
TEACHING HOSPITAL

Combined blockade of CD154 and CD28 co-stimulation pathways attenuates pathogenic alloimmunity and prolongs survival in cynomolgus cardiac allografts

K. Kinoshita[1], A. Maenaka[1], Z. A. Habibabady[1], M. Ma[1], V. L. Diaz[1], I. Ileka[1], T. Zhang[2], N. O'Neill[2], I. A. Rosales[3], S. Fogarty[4], P. Maguire[4], B. Daugherty[4], S. Lederman[4], U. Meier-Kriesche[5],N. Poirier[6], A. Azimzadeh[1], R. N. Pierson III[1]

[1]Department of Surgery, Center for Transplantation Sciences, Massachusetts General Hospital, Boston, MA,
[2]Department of Surgery, University of Maryland School of Medicine, Baltimore, MD,
[3]Department of Pathology, MGH, Boston, MA, [4]Tonix Pharmaceuticals, Inc., Chatham, NJ,
[5]Veloxis Pharmaceuticals, Cary, NC, [6]OSE Immunotherapeutics, Nantes, France

KK has no financial relationships with commercial interests to disclose. SF, BD, and SL are Tonix employees, PM is a Tonix consultant, UMK is Veloxs employee, and NP is OSE employee. This work was supported by Tonix through a Sponsored Research Agreement.

MASSACHUSETTS GENERAL HOSPITAL

CENTER FOR TRANSPLANTATION SCIENCES

Background

- 1st generation anti-CD154 mAb
  prolonged graft survival in NHP Tx model (heart/Kidney/Islets/skin)


First-generation
anti-CD40L mAbs
hu5c8

- Major thrombotic events in the clinical trial
  hu5c8 mAb forms immune complexes with soluble-CD154 via FcγRIIa crosslinked sCD154:hu5c8 via FcγRIIa activates platelets
  (Robles-Carrillo L et al 2010)

- 2nd generation aCD154 reduced efficacy

  Aglycosyl IgG1 aCD154 Ab (NHP allo islet)
  (Ferrant et al 2004)

  FcgR silenced aCD154 domain Ab (NHP allo kidney)
  (Kim et al 2016)


Soluble
CD40L
FcγRIIa
Platelet
Platelet
Anti-
CD40L
Platelet

TNX-1500: αCD154 IgG4 with retained hu5c8 Fab

- **3rd generation: Fc-modified aCD154 mAb**

TNX-1500 reduced binding to FcγRIIa and retained FcRn binding.
(prevents IC) (preserved efficacy)



hu5c8
Fab Region
FcγRIIa-
modulated
Fc region
Mutated
FcγR IIa-binding region (prevents IC)
FcRn-binding region (preserve efficacy)

*TNX-1500 is an investigational new biologic and has not been approved for any indication

Costimulation Blockade: a CD154 NHP Heart Allograft Survival was significantly prolonged with standard dose TNX - 1500 ( stTNX ) vs low - dose ( loTNX ) > 265 (116 - 305) 99 (35 - 183) 88 (58 - 146) Rejection after cessation of stTNX treatment Explant of beating graft P<0.05 for all comparisons against stTNX Miura et al, AJT 2023 0 30 60 90 120 150180 210240 270300 330 0 20 40 60 80 100 Post-Transplant (Day) G r a f t s u r v i v a l ( % ) stTNX loTNX loTNX+MMF Median survival ( range )

Platelet activation with hu5c8+soluble CD154 is not seen with TNX - 1500

 TNX - 1500 S afe , Effective at 20 mg/kg wee kly (Standard Dose) Equivalent to 5c8 at 20 mg/kg monthly (Low Dose) Miura et al, AJT 2023 Heart Tx model in NHP study Poirier et al, Sci Trans Med 2012 Kidney Tx model in NHP study  VEL - 101 (FR 104): anti - CD28 PEGylated monovalent Fab molecule Safe, Effective at 5 or 10 mg/kg weekly  Synergy between VEL - 101 and TNX - 1500 or 5c8 explored with TNX - 1500/5c8 at 20 mg/kg monthly (‘Low Dose’)RK0

Methods – Cyno Hetero Heart AlloTx

Anti-CD154 monoRx 'Low Dose'

Anti-CD28 monoRx

Anti-CD154 + Anti-CD28

hu5c8 | TNX

VEL-101

5c8+VEL-101 | TNX+VEL-101



Protocol Biopsies
0 3 7 14 21 28 35 42 49 56 84 90 180
Low-dose αCD154
5c8 or TNX-1500
30 mg/kg
Twice weekly
10 mg/kg
Weekly
20 mg/kg Monthly
Rx stopped at 90-180d
VEL-101
5-10 mg/kg
Twice weekly
5-10 mg/kg
Weekly x2, then Bi-weekly
Rx stopped at 90-400d

5c8 VEL - 101 5c8+VEL - 101 On treatment, stopped d90 5c8+VEL - 101 (extended) On dual treatment, 5c8 stopped d90 On VEL - 101 monoRx 0 30 60 90 120 150 180 0 50 100 Survival proportions: Survival of Allograft Survival (censored) Time (day) P r o b a b i l i t y o f S u r v i v a l hu5c8 FR104 (5 or 10 mg/kg) hu5c8+FR104 (5 or 10) * * * (n=9) (n=7) (n=7) (n=5) Euthanized by protocol for unexplained weight loss * Vel - 101+5c8 prevented graft loss during Rx period Vel - 101 monoRx after dual Rx ‘induction’ prolonged graft survival Results

Vel-101+TNX prevented graft loss during Rx period

Vel-101 monoRx after dual Rx 'induction' prolonged graft survival

No alloantibody, generally low ISHLT ACR and CAV scores


100
50
0
0
30
60
90
120
150
180
200
300
400
500
*
loTNX (n=4)
loTNX+VEL-101 (n=3)
On treatment
On VEL-104 monoRx

* Euthanasia with beating graft
(surgical complication, unexplained weight loss)

loTNX loTNX +VEL - 101 5c8 +VEL - 101 hu5c8 VEL - 101 Anti - donor IgG Anti - donor IgM 0/5 0/5 2/4 (MHC I + II) 1/4 (MHC I + II) 2/7 (MHC I + II) 2/7 (MHC I) 0/5 0/5 0/3 0/3 TNX - 1500 or hu5c8 with VEL - 101 inhibited alloantibody elaboration, class switching *NB: Assay in older h5c8 studies was less sensitive than in contemporary VEL/TNX studies

Biopsy/Explant<d45 d45<Bx/Ex<d90 d90<Bx/Ex<d180 After off Rx 0 1 2 3 I S H L T S c o r e NA NA NA loTNX loTNX +VEL - 101 5c8 +VEL - 101 hu5c8 VEL - 101 VEL - 101 with either 5c8 or loTNX reduced ISHLT ACR score

Biopsy/Explant<d45 d45<Bx/Ex<d90 d90<Bx/Ex<d180 After off Rx 0 1 2 3 C A V S c o r e NA NA NA loTNX loTNX +VEL - 101 5c8 +VEL - 101 hu5c8 VEL - 101 VEL - 101 with 5c8 reduced CAV score F urther study of TNX+VEL - 101 is warranted

 TNX - 1500 efficacy is similar to hu5c8 parent molecule in NHP study - No procoagulant phenotype - Well tolerated: no increase in viral infections or PTLD   CD154 with  CD28 has synergistic effects  durable protection from pathogenic allo - immunity  promising for clinical translation. Conclusions RK0

Thank you!

- Pierson and Cooper lab

  Dr Richard N. Pierson III

  Dr David K. Cooper

  Shannon Pratts

  Zahra Abady

  Akihiro Maenaka

  Madelyn Ma

  Victoria Lynn Diaz

  Ikechukwu Ileka

  Maho Terashita

  Gweneth Eliza Lavalla

  Shuhei Miura

  Franzi Pollok

  Gannon McGrath

  Ryan Chaban

- Kawai lab

  Dr Tatsuo Kawai

  Ryo Otsuka

  Ahmad Karadagi

  Toshihide Tomosugi

  Andrea Yanulevich

  Grace Lassiter

  Ashley D'Attilio

- Madsen lab

  Dr Joren C. Madsen

  Jane M. O

  Cynthia L. Miller

  James T. Nawalaniec

  Samantha M. Landino

- Markmann lab

  Dr James F. Markmann

  Rudy Matheson

  Olivia Bourgeois

  Katsuhiro Tomofuji

  Daniel Cloonan

  Taylor M. Coe

- Pathology team

  Dr Robert B. Colvin

  Ivy A. Rosales

- Knight surgery

  Michael J. Duggan

  Jessica Marie Burke

  Anet T. Calisir

  Nelson Marquez

  Eli Smith

  Erin B. Marx

  Carolyn B. Wike

  Nicholas M. Deluca

- CCM

  Joanne Morris

  Desiree N. Meuse

  Diane Chen

  Timothy Jones

  Stephen M. McElroy

  Lauren Marie Romero

MASSACHUSETTS GENERAL HOSPITAL

CENTER FOR TRANSPLANTATION SCIENCES